                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      December 27, 2002
                                                      --------------------------

                         HOME SOLUTIONS OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-22388                                  99-0273889
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   (Commission File Number                    (IRS Employer Identification No.)

   11850 Jones Road, Houston, Texas                        77070
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 (Address of Principal Executive Offices)               (Zip Code)


                                 (281) 970-9859
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 27, 2002, pursuant to a Stock Purchase Agreement dated November 1, 2002, Home Solutions of America, Inc. (formerly Nextgen Communications Corporation), a Delaware corporation (the "Company"), completed the acquisition of 100% of the outstanding capital stock (the "Stock Purchase") of P.W. Stephens, Inc., a California corporation. P.W. Stephens, based in Huntington Beach, California, provides residential services, including indoor airborne contaminant removal, throughout the western United States.

         The individual who was the sole shareholder of P.W. Stephens prior to the Stock Purchase (the "Seller") received the following considering in the Stock Purchase: (i) cash or cash equivalents in the amount of $1,000,000, (ii) four promissory notes issued by the Company in the aggregate original principal amount of $9,144,100, (iii) the assignment of four promissory notes issued to the Company in the aggregate principal amount of $1,175,000, (iv) the cancellation of a promissory note with a principal balance of approximately $1,300,000 that had been issued to the Company by an affiliate of the Seller, and (v) a warrant to purchase 293,412 shares of the common stock of the Company at a purchase price of $.01 per share, which expires on November 15, 2007. The Company and the Seller are currently negotiating certain indemnification matters resulting from the Stock Purchase and collateral to be provided for one of the promissory notes issued by the Company to the Seller.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) It is impractical to furnish the required financial statements at this time. The financial statements will be filed under cover of Form 8-K/A on or before March 12, 2003.

     (b) It is impractical to furnish the required pro forma financial information at this time. The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before March 12, 2003.

     (c) Exhibits:

         2.1 Stock Purchase Agreement dated November 1, 2002, by and between Nextgen Communications Corporation and Jane C. Barber.

         2.2 Promissory Note dated November 1, 2002, in the original principal amount of $1,500,000, issued by Nextgen Communications Corporation to Jane C. Barber.

         2.3 Promissory Note dated November 1, 2002, in the original principal amount of $1,000,000, issued by Nextgen Communications Corporation to Jane C. Barber.

         2.4 Promissory Note dated November 1, 2002, in the original principal amount of $1,444,100, issued by Nextgen Communications Corporation to Jane C. Barber.

         2.5 Secured Promissory Note dated November 1, 2002, in the original principal amount of $5,200,000, issued by Nextgen Communications Corporation to Jane C. Barber.

         2.6 Assignment of Promissory Notes, dated November 1, 2002, by and between Nextgen Communications Corporation and Jane C. Barber.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HOME SOLUTIONS OF AMERICA, INC.


Date:  January 17, 2003                By:   /s/ R. ANDREW WHITE
                                           -------------------------------------
                                             R. Andrew White
                                             Chief Financial Officer

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                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                           DESCRIPTION
        -------                          -----------
         2.1      Stock Purchase Agreement dated November 1, 2002, by and
                  between Nextgen Communications Corporation and Jane C. Barber.

         2.2 Promissory Note dated November 1, 2002, in the original principal amount of $1,500,000, issued by Nextgen
                  Communications Corporation to Jane C. Barber.

         2.3 Promissory Note dated November 1, 2002, in the original principal amount of $1,000,000, issued by Nextgen
                  Communications Corporation to Jane C. Barber.

         2.4 Promissory Note dated November 1, 2002, in the original principal amount of $1,444,100, issued by Nextgen
                  Communications Corporation to Jane C. Barber.

         2.5 Secured Promissory Note dated November 1, 2002, in the original principal amount of $5,200,000, issued by Nextgen
                  Communications Corporation to Jane C. Barber.

         2.6 Assignment of Promissory Notes, dated November 1, 2002, by and between Nextgen Communications Corporation and Jane C. Barber.